Exhibit 10.38

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE ROIVANT SCIENCES LTD. (THE “COMPANY”) HAS DETERMINED THAT THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO LICENSE AND COLLABORATION AGREEMENT

THIS FIRST AMENDMENT TO LICENSE AND COLLABORATION AGREEMENT (the “First Amendment”) is dated as of the 10th day of June, 2022 (the “First Amendment Effective Date”), by and between Pfizer Inc., a corporation organized and existing under the laws of Delaware with offices at [***] (“Pfizer”), and Priovant Therapeutics, Inc., formerly known as Priovant, Inc., a corporation organized and existing under the laws of Delaware with offices at [***] (“Licensee”). Licensee and Pfizer may be individually referred to as a “Party” and collectively referred to as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, the Parties entered into a License and Collaboration Agreement dated September 13, 2021 (the “Original Agreement,” as amended by this First Amendment, the “Agreement”); and

WHEREAS, the Parties have agreed to amend the[***] to [***]; and

WHEREAS, the Parties desire to amend certain portions of Section 5.9.2 of the Original Agreement relating to the [***], and certain related definitional provisions, in light of the planned amendment to the [***];

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this First Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.

The first sentence of the first paragraph of Section 5.9.2 of the Original Agreement is hereby amended by deleting the text beginning with “(a)” and ending before “(b)” and inserting in lieu thereof the following:

“[***]”.

2.

The Original Agreement is hereby further amended by deleting Section 5.9.2(b) in its entirety. In addition, Section 1.76, Section 1.153 and Section 1.154 of the Original Agreement are each hereby deleted in their entirety and replaced with the following text: “Intentionally Left Blank.”

3.

Except as set forth in this First Amendment, all terms and conditions of the Original Agreement are hereby ratified and shall remain in full force and effect. Amendments made pursuant to this First Amendment shall be effective as of the First Amendment Effective Date.

4.	In the event of a conflict between a provision of the Original Agreement and a provision of this First Amendment, the provisions of this First Amendment will control to the extent of such conflict.

5.	This First Amendment may be executed in counterparts (including by facsimile or other electronic transmission), all of which together shall constitute an agreement binding on the Parties.

IN WITNESS WHEREOF, the Parties have duly executed this First Amendment as of the First Amendment Effective Date.

PFIZER INC.

By:	/s/ Michael Vincent
Name:	Michael Vincent
Title:	SVP & CSO - I&I

PRIOVANT THERAPEUTICS, INC.

By:	/s/ Benjamin Zimmer
Name:	Benjamin Zimmer
Title:	CEO

2